Exhibit 99.2

Devon Energy Fourth-Quarter 2023

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures, Costs Incurred and Reserves Reconciliation	7

Supplemental Information for Capital Expenditures	8

Realized Pricing	9

Asset Margins	10

Core Earnings	11

Return on Capital Employed and EBITDAX	12

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Reinvestment Rate	13

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil, gas and NGL sales	$2,737	$2,882	$2,493	$2,679	$3,139
Oil, gas and NGL derivatives (1)	324	(194)	(76)	64	(53)
Marketing and midstream revenues	1,084	1,148	1,037	1,080	1,213

Total revenues	4,145	3,836	3,454	3,823	4,299

Production expenses (2)	759	757	719	693	715
Exploration expenses	4	3	10	3	13
Marketing and midstream expenses	1,093	1,160	1,051	1,105	1,231
Depreciation, depletion and amortization	650	651	638	615	625
Asset dispositions	11	—	(41)	—	(29)
General and administrative expenses	111	99	92	106	122
Financing costs, net (3)	77	81	78	72	73
Other, net	10	13	10	5	(4)

Total expenses	2,715	2,764	2,557	2,599	2,746

Earnings before income taxes	1,430	1,072	897	1,224	1,553
Income tax expense (4)	269	152	199	221	349

Net earnings	1,161	920	698	1,003	1,204
Net earnings attributable to noncontrolling interests	9	10	8	8	3

Net earnings attributable to Devon	$1,152	$910	$690	$995	$1,201

Net earnings per share:
Basic net earnings per share	$1.81	$1.43	$1.08	$1.53	$1.84
Diluted net earnings per share	$1.81	$1.42	$1.07	$1.53	$1.83
Weighted average common shares outstanding:
Basic	635	637	638	645	647
Diluted	638	639	639	647	649

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Derivative cash settlements	$8	$(11)	$37	$13	$(177)
Derivative valuation changes	316	(183)	(113)	51	124

Oil, gas and NGL derivatives	$324	$(194)	$(76)	$64	$(53)

(2) PRODUCTION EXPENSES

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Lease operating expense	$381	$367	$353	$327	$308
Gathering, processing & transportation	181	178	177	166	178
Production taxes	182	191	165	175	210
Property taxes	15	21	24	25	19

Production expenses	$759	$757	$719	$693	$715

(3) FINANCING COSTS, NET

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Interest based on outstanding debt	$87	$93	$96	$93	$93
Interest income	(12)	(11)	(15)	(17)	(16)
Other	2	(1)	(3)	(4)	(4)

Financing costs, net	$77	$81	$78	$72	$73

(4) INCOME TAX EXPENSE

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current expense	$105	$139	$80	$141	$84
Deferred expense	164	13	119	80	265

Income tax expense	$269	$152	$199	$221	$349

CONSOLIDATED BALANCE SHEETS

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current assets:
Cash, cash equivalents and restricted cash	$875	$761	$488	$887	$1,454
Accounts receivable	1,573	1,853	1,519	1,615	1,767
Inventory	249	233	201	212	201
Other current assets	460	365	397	475	469

Total current assets	3,157	3,212	2,605	3,189	3,891
Oil and gas property and equipment, based on successful efforts accounting, net	17,825	17,563	17,317	16,932	16,567
Other property and equipment, net	1,503	1,468	1,446	1,583	1,539

Total property and equipment, net	19,328	19,031	18,763	18,515	18,106
Goodwill	753	753	753	753	753
Right-of-use assets	267	261	266	219	224
Investments	666	671	675	469	440
Other long-term assets	319	313	293	275	307

Total assets	$24,490	$24,241	$23,355	$23,420	$23,721

Current liabilities:
Accounts payable	$760	$812	$843	$935	$859
Revenues and royalties payable	1,222	1,434	1,199	1,266	1,506
Short-term debt	483	487	244	247	251
Other current liabilities	484	597	383	483	489

Total current liabilities	2,949	3,330	2,669	2,931	3,105
Long-term debt	5,672	5,675	6,169	6,175	6,189
Lease liabilities	295	290	299	256	257
Asset retirement obligations	643	641	548	546	511
Other long-term liabilities	876	850	858	866	900
Deferred income taxes	1,838	1,676	1,662	1,543	1,463
Stockholders’ equity:
Common stock	64	64	64	64	65
Additional paid-in capital	5,939	6,153	6,131	6,344	6,921
Retained earnings	6,195	5,535	4,940	4,712	4,297
Accumulated other comprehensive loss	(124)	(113)	(114)	(115)	(116)
Treasury stock	(13)	—	—	(28)	—

Total stockholders’ equity attributable to Devon	12,061	11,639	11,021	10,977	11,167
Noncontrolling interests	156	140	129	126	129

Total equity	12,217	11,779	11,150	11,103	11,296

Total liabilities and equity	$24,490	$24,241	$23,355	$23,420	$23,721

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Cash flows from operating activities:
Net earnings	$1,161	$920	$698	$1,003	$1,204
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	650	651	638	615	625
Leasehold impairments	1	1	3	—	2
Accretion (amortization) of liabilities	1	(2)	(8)	(7)	(8)
Total (gains) losses on commodity derivatives	(324)	194	76	(64)	53
Cash settlements on commodity derivatives	8	(11)	37	13	(177)
Gains on asset dispositions	11	—	(41)	—	(29)
Deferred income tax expense	164	13	119	80	265
Share-based compensation	23	22	25	23	23
Other	(3)	(2)	(2)	2	(1)
Changes in assets and liabilities, net	45	(61)	(140)	12	(46)

Net cash from operating activities	1,737	1,725	1,405	1,677	1,911

Cash flows from investing activities:
Capital expenditures	(910)	(882)	(1,079)	(1,012)	(804)
Acquisitions of property and equipment	(10)	(23)	(18)	(13)	(17)
Divestitures of property and equipment	3	1	1	21	—
Distributions from investments	8	7	9	8	9
Contributions to investments and other	(1)	—	(15)	(37)	(17)

Net cash from investing activities	(910)	(897)	(1,102)	(1,033)	(829)

Cash flows from financing activities:
Repayments of long-term debt	—	(242)	—	—	—
Repurchases of common stock	(234)	—	(228)	(517)	(57)
Dividends paid on common stock	(488)	(312)	(462)	(596)	(875)
Contributions from noncontrolling interests	19	10	8	—	—
Distributions to noncontrolling interests	(12)	(9)	(13)	(11)	(8)
Shares exchanged for tax withholdings and other	(1)	—	(9)	(87)	—

Net cash from financing activities	(716)	(553)	(704)	(1,211)	(940)

Effect of exchange rate changes on cash	3	(2)	2	—	2

Net change in cash, cash equivalents and restricted cash	114	273	(399)	(567)	144
Cash, cash equivalents and restricted cash at beginning of period	761	488	887	1,454	1,310

Cash, cash equivalents and restricted cash at end of period	$875	$761	$488	$887	$1,454

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$853	$654	$372	$761	$1,314
Restricted cash	22	107	116	126	140

Total cash, cash equivalents and restricted cash	$875	$761	$488	$887	$1,454

PRODUCTION

	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	208	215	209	211	201
Eagle Ford	43	40	45	40	42
Anadarko Basin	13	14	15	15	15
Williston Basin	36	35	36	36	37
Powder River Basin	13	13	14	14	16
Other	4	4	4	4	5

Total	317	321	323	320	316

Natural gas liquids (MBbls/d)
Delaware Basin	112	112	105	97	101
Eagle Ford	15	15	16	15	12
Anadarko Basin	29	27	31	26	23
Williston Basin	10	9	9	8	9
Powder River Basin	3	2	2	2	3
Other	—	1	1	1	—

Total	169	166	164	149	148

Gas (MMcf/d)
Delaware Basin	673	680	636	640	626
Eagle Ford	81	78	86	82	84
Anadarko Basin	225	235	254	237	238
Williston Basin	61	58	59	54	64
Powder River Basin	20	18	18	16	21
Other	1	1	1	1	1

Total	1,061	1,070	1,054	1,030	1,034

Total oil equivalent (MBoe/d)
Delaware Basin	433	440	420	415	407
Eagle Ford	72	68	74	68	68
Anadarko Basin	79	80	89	81	77
Williston Basin	55	54	56	53	57
Powder River Basin	19	19	19	19	22
Other	4	4	4	5	5

Total	662	665	662	641	636

CAPITAL EXPENDITURES

(in millions)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$506	$503	$583	$572	$518
Eagle Ford	194	198	179	188	160
Anadarko Basin	51	13	67	66	59
Williston Basin	55	69	89	73	90
Powder River Basin	55	45	39	32	46
Other	3	2	1	2	1

Total upstream capital	$864	$830	$958	$933	$874

Carbon capital	31	25	30	27	20
Midstream and Corporate	45	41	30	28	28
Acquisitions	11	23	18	13	13

Total capital	$951	$919	$1,036	$1,001	$935

COSTS INCURRED AND RESERVES RECONCILIATION

COSTS INCURRED	Year Ended December 31,
(in millions)	2023	2022
Property acquisition costs:
Proved properties	$2	$1,760
Unproved properties	63	803
Exploration costs	534	472
Development costs	3,160	2,132

Costs incurred	$3,759	$5,167

RESERVES RECONCILIATION

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2022:
Proved developed	596	2,595	391	1,419
Proved undeveloped	197	580	102	396

Total Proved	793	3,175	493	1,815

Revisions due to prices	(25)	(189)	(22)	(78)
Revisions other than price	(12)	58	1	(1)
Extensions and discoveries	147	525	87	322
Production	(117)	(385)	(59)	(240)
Sale of reserves	—	(2)	—	(1)

As of December 31, 2023:
Proved developed	603	2,560	395	1,425
Proved undeveloped	183	622	105	392

Total Proved	786	3,182	500	1,817

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	60	64	65	60	60
Eagle Ford	26	28	18	23	31
Anadarko Basin	17	10	9	19	8
Williston Basin	—	7	8	6	9
Powder River Basin	5	4	3	3	4

Total	108	113	103	111	112

GROSS OPERATED WELLS TIED-IN

	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	62	59	76	42	55
Eagle Ford	24	13	29	26	28
Anadarko Basin	4	—	16	7	23
Williston Basin	6	6	8	17	5
Powder River Basin	4	3	2	5	3

Total	100	81	131	97	114

NET OPERATED WELLS TIED-IN

	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	47	49	61	40	52
Eagle Ford	20	12	25	18	23
Anadarko Basin	1	—	7	3	11
Williston Basin	3	4	6	15	1
Powder River Basin	4	3	2	4	2

Total	75	68	101	80	89

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	10,300’	9,700’	10,100’	9,900’	9,600’
Eagle Ford	7,900’	5,000’	6,200’	6,700’	6,500’
Anadarko Basin	12,500’	—	9,100’	9,300’	8,700’
Williston Basin	12,300’	12,300’	10,000’	11,500’	9,900’
Powder River Basin	9,600’	13,300’	15,000’	10,700’	9,600’

Total	9,900’	9,300’	9,200’	9,300’	8,700’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$78.48	$82.06	$73.76	$76.17	$82.53
Natural Gas ($/Mcf) - Henry Hub	$2.88	$2.54	$2.09	$3.44	$6.26
NGL ($/Bbl) - Mont Belvieu Blended	$25.52	$26.62	$23.99	$29.48	$30.46

REALIZED PRICES
	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$77.75	$80.72	$71.86	$74.43	$82.48
Eagle Ford	78.51	80.85	72.36	74.06	83.23
Anadarko Basin	77.09	79.86	71.52	74.14	82.57
Williston Basin	74.26	79.50	70.80	74.09	81.05
Powder River Basin	74.58	78.51	70.75	74.30	81.29

Realized price without hedges	77.32	80.48	71.74	74.32	82.31
Cash settlements	(0.34)	(0.67)	—	(0.10)	(4.87)

Realized price, including cash settlements	$76.98	$79.81	$71.74	$74.22	$77.44

Natural gas liquids (Per Bbl)
Delaware Basin	$19.93	$20.76	$18.07	$23.72	$23.68
Eagle Ford	22.67	23.70	20.22	26.18	29.06
Anadarko Basin	21.44	23.37	19.42	27.88	29.58
Williston Basin	2.95	4.09	2.52	8.97	7.97
Powder River Basin	28.80	29.63	24.52	35.72	34.91

Realized price without hedges	19.67	20.72	17.79	24.12	24.32
Cash settlements	—	—	—	—	—

Realized price, including cash settlements	$19.67	$20.72	$17.79	$24.12	$24.32

Gas (Per Mcf)
Delaware Basin	$1.76	$1.94	$1.18	$1.90	$4.30
Eagle Ford	2.44	2.31	1.80	2.99	5.02
Anadarko Basin	2.38	2.17	1.72	3.14	5.37
Williston Basin	N/M	N/M	N/M	1.57	0.44
Powder River Basin	2.52	2.53	2.41	4.25	5.57

Realized price without hedges	1.83	1.92	1.27	2.29	4.39
Cash settlements	0.19	0.09	0.39	0.18	(0.38)

Realized price, including cash settlements	$2.02	$2.01	$1.66	$2.47	$4.01

Total oil equivalent (Per Boe)
Delaware Basin	$45.38	$47.68	$42.05	$46.35	$53.34
Eagle Ford	54.64	55.71	49.69	52.81	62.92
Anadarko Basin	26.96	27.88	24.04	32.16	41.25
Williston Basin	47.77	52.64	45.94	52.94	54.51
Powder River Basin	57.99	62.21	56.33	63.01	67.59

Realized price without hedges	44.93	47.10	41.39	46.44	53.66
Cash settlements	0.14	(0.18)	0.61	0.22	(3.04)

Realized price, including cash settlements	$45.07	$46.92	$42.00	$46.66	$50.62

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$78.48	$82.06	$73.76	$76.17	$82.53
Natural Gas ($/Mcf) - Henry Hub	$2.88	$2.54	$2.09	$3.44	$6.26
NGL ($/Bbl) - Mont Belvieu Blended	$25.52	$26.62	$23.99	$29.48	$30.46

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2023				2022
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$45.38	$47.68	$42.05	$46.35	$53.34
Lease operating expenses	(5.46)	(5.03)	(4.96)	(4.58)	(4.55)
Gathering, processing & transportation	(2.75)	(2.63)	(2.63)	(2.63)	(2.52)
Production & property taxes	(3.24)	(3.48)	(3.18)	(3.43)	(3.89)

Field-level cash margin	$33.93	$36.54	$31.28	$35.71	$42.38

Eagle Ford
Realized price	$54.64	$55.71	$49.69	$52.81	$62.92
Lease operating expenses	(7.05)	(7.52)	(6.18)	(6.32)	(5.63)
Gathering, processing & transportation	(1.62)	(1.63)	(1.67)	(1.49)	(3.08)
Production & property taxes	(2.95)	(3.18)	(2.97)	(3.25)	(2.97)

Field-level cash margin	$43.02	$43.38	$38.87	$41.75	$51.24

Anadarko Basin
Realized price	$26.96	$27.88	$24.04	$32.16	$41.25
Lease operating expenses	(3.26)	(3.43)	(3.13)	(3.41)	(3.59)
Gathering, processing & transportation	(5.98)	(6.11)	(5.97)	(5.93)	(6.84)
Production & property taxes	(1.40)	(1.36)	(1.22)	(1.73)	(2.29)

Field-level cash margin	$16.32	$16.98	$13.72	$21.09	$28.53

Williston Basin
Realized price	$47.77	$52.64	$45.94	$52.94	$54.51
Lease operating expenses	(13.07)	(13.04)	(13.43)	(13.25)	(9.93)
Gathering, processing & transportation	(2.34)	(2.31)	(2.29)	(2.19)	(1.92)
Production & property taxes	(4.78)	(5.13)	(4.68)	(4.85)	(5.64)

Field-level cash margin	$27.58	$32.16	$25.54	$32.65	$37.02

Powder River Basin
Realized price	$57.99	$62.21	$56.33	$63.01	$67.59
Lease operating expenses	(8.65)	(8.45)	(10.03)	(11.07)	(7.15)
Gathering, processing & transportation	(3.17)	(3.02)	(2.97)	(2.73)	(2.98)
Production & property taxes	(6.75)	(7.45)	(6.79)	(7.78)	(8.13)

Field-level cash margin	$39.42	$43.29	$36.54	$41.43	$49.33

Devon - Total
Realized price	$44.93	$47.10	$41.39	$46.44	$53.66
Lease operating expenses	(6.25)	(6.00)	(5.86)	(5.67)	(5.26)
Gathering, processing & transportation	(2.97)	(2.91)	(2.94)	(2.88)	(3.05)
Production & property taxes	(3.24)	(3.46)	(3.14)	(3.47)	(3.91)

Field-level cash margin	$32.47	$34.73	$29.45	$34.42	$41.44

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on fourth- quarter and full year 2023 earnings.

	Year Ended December 31, 2023				Quarter Ended December 31, 2023
	Before- tax	After- tax	After NCI	Per Diluted Share	Before- tax	After- tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$4,623	$3,782	$3,747	$5.84	$1,430	$1,161	$1,152	$1.81
Adjustments:
Asset dispositions	(30)	(24)	(24)	(0.04)	11	7	7	0.01
Asset and exploration impairments	5	3	3	—	2	1	1	—
Deferred tax asset valuation allowance	—	(1)	(1)	—	—	(11)	(11)	(0.02)
Fair value changes in financial instruments	(74)	(58)	(58)	(0.09)	(319)	(247)	(247)	(0.39)

Core earnings (Non-GAAP)	$4,524	$3,702	$3,667	$5.71	$1,124	$911	$902	$1.41

RETURN ON CAPITAL EMPLOYED

Devon defines return on capital employed as pre-interest core earnings divided by averaged capital employed. Devon believes return on capital employed provides a useful measure of how efficiently the company is using its capital to generate profits. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as debt plus stockholders’ equity attributable to Devon less cash and cash equivalents.

Year Ended Dec. 31, 2023
Earnings (GAAP)	$3,747
Non-GAAP adjustments	(80)

Core earnings (Non-GAAP)	3,667

Net financing costs (GAAP)	308
Less tax impact (18%)	(56)

After-tax adjusted net financing costs (Non-GAAP)	252

Pre-interest core earnings (Non-GAAP)	$3,919

Beginning balance:
Gross debt	$6,440
Stockholders’ equity	11,167
Less cash	(1,454)

Beginning capital employed	$16,153

Ending balance:
Gross debt	$6,155
Stockholders’ equity	12,061
Less cash	(875)

Ending capital employed	$17,341

Average capital employed	$16,747

ROCE	23%

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q4 ‘23	Q3 ‘23	Q2 ‘23	Q1 ‘23	TTM	Q4 ‘22
Net earnings (GAAP)	$1,161	$920	$698	$1,003	$3,782	$1,204
Financing costs, net	77	81	78	72	308	73
Income tax expense	269	152	199	221	841	349
Exploration expenses	4	3	10	3	20	13
Depreciation, depletion and amortization	650	651	638	615	2,554	625
Asset dispositions	11	—	(41)	—	(30)	(29)
Share-based compensation	22	22	25	23	92	23
Derivative & financial instrument non-cash val. changes	(316)	183	113	(51)	(71)	(122)
Accretion on discounted liabilities and other	10	13	10	5	38	(6)

EBITDAX (Non-GAAP)	$1,888	$2,025	$1,730	$1,891	$7,534	$2,130

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Total debt (GAAP)	$6,155	$6,162	$6,413	$6,422	$6,440
Less:
Cash, cash equivalents and restricted cash	(875)	(761)	(488)	(887)	(1,454)

Net debt (Non-GAAP)	$5,280	$5,401	$5,925	$5,535	$4,986

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Net debt (Non-GAAP)	$5,280	$5,401	$5,925	$5,535	$4,986
EBITDAX (Non-GAAP) (1)	$7,534	$7,776	$8,239	$9,342	$9,586

Net debt-to-EBITDAX (Non-GAAP)	0.7	0.7	0.7	0.6	0.5

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Year Ended Dec. 31, 2023	Quarter Ended Dec. 31, 2023	Quarter Ended Sep. 30, 2023	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023	Quarter Ended Dec. 31, 2022
Total operating cash flow (GAAP)	$6,544	$1,737	$1,725	$1,405	$1,677	$1,911
Less capital expenditures:	(3,883)	(910)	(882)	(1,079)	(1,012)	(804)

Free cash flow (Non-GAAP)	$2,661	$827	$843	$326	$665	$1,107

ADJUSTED FREE CASH FLOW

Devon is committed to returning approximately 70% of our adjusted free cash flow to shareholders through a fixed dividend, variable dividend and share repurchases. Adjusted free cash flow is calculated as total operating cash flow before balance sheet changes less accrued capital expenditures.

Quarter Ended Dec. 31, 2023
Total operating cash flow (GAAP)	$1,737
Changes in assets and liabilities	(45)

Cash flow before balance sheet changes (Non-GAAP)	1,692
Capital expenditures (accrued, less acquisitions)	(940)

Adjusted free cash flow (Non-GAAP)	$752

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended Dec. 31, 2023	Quarter Ended Sep. 30, 2023	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023	Quarter Ended Dec. 31, 2022
Capital expenditures (excludes acquisitions)	$940	$896	$1,018	$988	$922
Operating cash flow	$1,737	$1,725	$1,405	$1,677	$1,911

Reinvestment rate (Non-GAAP)	54%	52%	72%	59%	48%

FIRST-QUARTER AND FULL-YEAR 2024 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 1 (1)		Full Year
	Low	High	Low	High
Oil (MBbls/d)	304	310	312	318
Natural gas liquids (MBbls/d)	159	165	160	165
Gas (MMcf/d)	1,000	1,050	1,010	1,060

Total oil equivalent (MBoe/d) (1)	630	650	640	660

(1)	First-quarter volumes are estimated to be reduced by 2 percent due to the impact of severe winter weather across the company’s portfolio.

CAPITAL EXPENDITURES GUIDANCE

	Quarter 1 (2)		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$840	$870	$3,050	$3,250
Carbon capital	35	45	125	175
Midstream & other capital	40	50	125	175

Total capital(2)	$915	$965	$3,300	$3,600

(2)

Capital is expected to be higher in the first half of 2024 due to the addition of a fourth frac crew in the Delaware Basin. Activity from this incremental frac crew is expected to be completed around mid-year, resulting in lower capital spending in the second half of 2024.

PRICE REALIZATIONS GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	99%	95%	100%
NGL - % of WTI	20%	30%	20%	30%
Natural gas - % of Henry Hub	60%	70%	65%	75%

OTHER GUIDANCE ITEMS

	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(20)	$(10)	$(50)	$(40)
LOE & GP&T per BOE	$9.40	$9.70	$9.20	$9.40
Production & property taxes as % of upstream sales	7.4%	8.0%	7.4%	8.0%
Exploration expenses	$5	$15	$15	$25
Depreciation, depletion and amortization	$680	$720	$2,850	$2,950
General & administrative expenses	$110	$120	$410	$450
Net financing costs, net	$75	$85	$310	$330
Other expenses	$—	$5	$10	$30

INCOME TAX GUIDANCE

	Quarter 1		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	14%	16%	14%	16%
Deferred income tax rate	6%	8%	6%	8%

Total income tax rate	~22%		~22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2024 & 2025 HEDGING POSITIONS

Oil Commodity Hedges
	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1 2024	35,000	$74.91	62,000	$65.39	$84.90
Q2 2024	25,000	$79.04	63,000	$65.51	$84.95
Q3 2024	25,000	$79.04	63,000	$65.51	$84.95
Q4 2024	25,000	$79.04	53,000	$66.55	$84.72
Q1-Q4 2025	1,485	$71.16	—	$—	$—

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q2 2024	Midland Sweet	62,500	$1.17
Q3-Q4 2024	Midland Sweet	69,500	$1.17
Q1-Q4 2025	Midland Sweet	62,000	$1.00

Natural Gas Commodity Hedges - Henry Hub
	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1 2024	201,000	$3.30	107,000	$3.71	$7.50
Q2 2024	211,000	$3.29	56,000	$3.91	$6.19
Q3 2024	211,000	$3.29	—	$—	$—
Q4 2024	157,000	$3.29	—	$—	$—
Q1-Q4 2025	36,644	$3.23	—	$—	$—

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1 - Q2 2024	El Paso Permian	60,000	$(0.90)
Q3 - Q4 2024	El Paso Permian	10,000	$(1.00)
Q1 - Q4 2024	Houston Ship Channel	110,000	$(0.24)
Q1 2024	WAHA	56,813	$(0.65)
Q2 2024	WAHA	70,000	$(0.66)
Q3 - Q4 2024	WAHA	60,000	$(0.58)
Q1 - Q4 2025	WAHA	10,000	$(0.63)

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2024 & 2025 HEDGING POSITIONS (continued)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1-Q4 2024	Natural Gasoline	3,000	$69.11
Q1-Q4 2024	Normal Butane	3,350	$37.58
Q1-Q4 2024	Propane	3,188	$32.24

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of February 22, 2024.

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